SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2002

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 7.        Financial Statements and Exhibits

     (c)          Exhibits

Exhibit No.	Description of Exhibit

99.1	Certification by Chief Executive Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by Chief Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

     On August 14, 2002, the Registrant filed its Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of each of the Registrant’s chief executive officer and chief financial officer accompanied the Form 10-Q. Copies of the certifications are being furnished as exhibits to this Form 8-K.

     The information contained in this Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: August 14, 2002	By: /s/ Fred T. Hadeed Name: Fred T. Hadeed Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Chief Executive Officer

99.2	Certification of Chief Financial Officer